EXHIBIT  10.13

CONSULTING  AGREEMENT

October  4,  2002
-----------------

Re:  Consulting  Engagement  For  Mergers  and  Acquisitions

     Agreement between Kleer-Vu Industries, Inc. (the "Company") and Aicola Armelino, (the "Consultant")

Dear  Mr.  Lannen:

This letter is to confirm the terms of my engagement as an independent consultant ("Consultant") to Kleer-Vu Industries, Inc. (the "Company"). I am engaged to assist the Company with engineer consulting services.
                     ------------

Term  of  Engagement
--------------------

The term of the engagement shall be for the three (3) month period ending December 31, 2002.
-------------------

Consulting  Fee
---------------

Three million, three hundred thirty three thousand, three hundred thirty-three shares (3,333,333) are being issued to Aicola Armelino for engineer consulting services to be rendered to the Company. The above will be due to me
                                ------------
unrestricted on the date this agreement is signed. The shares will be forwarded to me as soon as reasonably possible after this date.

Confidentiality
---------------

I agree that during the term of this engagement I will not invest, nor promote the Company's publicly traded shares or participate in any activity that is or
--------
may  be  competitive  with the Company, that might create a conflict of interest
                           -----------
with  the  Company,  or  that otherwise might interfere with the business of the
                                                                             ---
Company,  or  any  affiliate  of  the Company. I also agree that both during the
-------                           -----------
engagement and after the engagement terminates I will neither misuse nor improperly disclose any Confidential Information of the Company that I may have used, acquired or added to while engaged by the Company. "Confidential
                                                    -----------
Information" means and includes confidential or proprietary information or trade secrets that have been developed or used (or will be developed or used) and that cannot be readily obtained by third parties from outside sources. Confidential Information includes, by way of example and without limitation, the following: information regarding assets, investors, customers, employees, contractors, and the industry not generally known to the public; strategies, methods, books, records, and documents; technical information concerning products, equipment, services, and processes; procurement procedures and pricing techniques; the names of and other information concerning customers, investors, and business affiliates (such as contact name, service provided, pricing for that customer, amount of services used, credit and financial data, and/or other information relating to the Company's relationship with that investor or customer); pricing
             -------------
strategies and price curves; plans and strategies for expansion or acquisitions; budgets; investor lists, customers lists; research; weather data; financial and sales data, trading terms; evaluation, opinions, and interpretations of information and data; marketing techniques; prospective investors' names, investors' and customers' names and marks; grids and maps, electronic data bases; models; specifications; computer programs, internal business records; contracts benefiting or obligating the Company; bids or proposals submitted to
                                     -----------
any third party; technologies and methods; training processes; organizational structure; salaries of personnel; payment amounts or rates paid to consultants or other service providers; and other such confidential or proprietary information. We acknowledge that this Confidential information constitutes a valuable, special, and unique asset used by the Company and its subsidiaries and
                                            -----------
affiliates in their business to obtain a competitive advantage over their competitors. We agree that upon termination of this engagement, we will return any and all such confidential information and delete such Confidential Information from any electronic storage devices owned by us (but not computers and storage devices owned by the Company), such as Palm Pilots and notebook
                                  -----------
computers, upon which I may have stored such confidential information. We agree that breach of these covenants not to disclose Confidential Information shall cause immediate and irreparable injury to the Company.
                                                ------------

Indemnity
---------

Each party shall indemnify, defend and hold harmless the other party from any and all liability, loss, claims, lawsuits, damages, injury, costs (including reasonable attorney's fees) or expenses ("Claims") arising out of or incident to the performance or nonperformance of any act or responsibility under this agreement by such indemnifying party; provided that, any indemnity required under this paragraph shall exclude Claims resulting from any consequential, future or speculative damages. Notwithstanding the foregoing provisions of this paragraph, the Company shall indemnify, defend and hold harmless Consultant from
           -----------
any all Claims arising out of or incident to Consultant's actions on behalf of the Company, including attendance at meetings, negotiation and advice, that involve the Company's financial and other related matters.
         --------------

Acceptance
----------

Please indicate your agreement with the terms of this letter by signing one copy in the space provided below and returning it to me.

Sincerely,

/S/  AICOLA  ARMELINO
---------------------
Aicola  Armelino


ACCEPTED AND AGREED AS OF October 4, 2002

/S/  PATRICK  LANNEN
--------------------
Patrick Lannen, President and Chief Executive Officer

EXHIBIT  10.13

CONSULTING  AGREEMENT

October  4,  2002
-----------------

Re:  Consulting  Engagement  For  Mergers  and  Acquisitions

     Agreement between Kleer-Vu Industries, Inc. (the "Company") and Luis De Grarcia, (the "Consultant")

Dear  Mr.  Lannen:

This letter is to confirm the terms of my engagement as an independent consultant ("Consultant") to Kleer-Vu Industries, Inc. (the "Company"). I am engaged to assist the Company with engineer consulting services.
                     ------------

Term  of  Engagement
--------------------

The term of the engagement shall be for the three (3) month period ending December 31, 2002.
-----------------

Consulting  Fee
---------------

Three million, three hundred thirty three thousand, three hundred thirty-three shares (3,333,333) are being issued to Luis De Grarcia for engineer consulting services to be rendered to the Company. The above will be due to me unrestricted
                           -----------
on the date this agreement is signed. The shares will be forwarded to me as soon as reasonably possible after this date.

Confidentiality
---------------

I agree that during the term of this engagement I will not invest, nor promote the Company's publicly traded shares or participate in any activity that is or
-------
may  be  competitive  with the Company, that might create a conflict of interest
                           -----------
with  the  Company,  or  that otherwise might interfere with the business of the
                                                                             ---
Company,  or  any  affiliate  of  the Company. I also agree that both during the
-------                           -----------
engagement and after the engagement terminates I will neither misuse nor improperly disclose any Confidential Information of the Company that I may have used, acquired or added to while engaged by the Company. "Confidential
                                                    -----------
Information" means and includes confidential or proprietary information or trade secrets that have been developed or used (or will be developed or used) and that cannot be readily obtained by third parties from outside sources. Confidential Information includes, by way of example and without limitation, the following: information regarding assets, investors, customers, employees, contractors, and the industry not generally known to the public; strategies, methods, books, records, and documents; technical information concerning products, equipment, services, and processes; procurement procedures and pricing techniques; the names of and other information concerning customers, investors, and business affiliates (such as contact name, service provided, pricing for that customer, amount of services used, credit and financial data, and/or other information relating to the Company's relationship with that investor or customer); pricing
             -------------
strategies and price curves; plans and strategies for expansion or acquisitions; budgets; investor lists, customers lists; research; weather data; financial and sales data, trading terms; evaluation, opinions, and interpretations of information and data; marketing techniques; prospective investors' names, investors' and customers' names and marks; grids and maps, electronic data bases; models; specifications; computer programs, internal business records; contracts benefiting or obligating the Company; bids or proposals submitted to
                                     -----------
any third party; technologies and methods; training processes; organizational structure; salaries of personnel; payment amounts or rates paid to consultants or other service providers; and other such confidential or proprietary information. We acknowledge that this Confidential information constitutes a valuable, special, and unique asset used by the Company and its subsidiaries and
                                            -----------
affiliates in their business to obtain a competitive advantage over their competitors. We agree that upon termination of this engagement, we will return any and all such confidential information and delete such Confidential Information from any electronic storage devices owned by us (but not computers and storage devices owned by the Company), such as Palm Pilots and notebook
                                  -----------
computers, upon which I may have stored such confidential information. We agree that breach of these covenants not to disclose Confidential Information shall cause immediate and irreparable injury to the Company.
                                                ------------

Indemnity
---------

Each party shall indemnify, defend and hold harmless the other party from any and all liability, loss, claims, lawsuits, damages, injury, costs (including reasonable attorney's fees) or expenses ("Claims") arising out of or incident to the performance or nonperformance of any act or responsibility under this agreement by such indemnifying party; provided that, any indemnity required under this paragraph shall exclude Claims resulting from any consequential, future or speculative damages. Notwithstanding the foregoing provisions of this paragraph, the Company shall indemnify, defend and hold harmless Consultant from
           -----------
any all Claims arising out of or incident to Consultant's actions on behalf of the Company, including attendance at meetings, negotiation and advice, that involve the Company's financial and other related matters.
         --------------

Acceptance
----------

Please indicate your agreement with the terms of this letter by signing one copy in the space provided below and returning it to me.

Sincerely,


/S/  LUIS  DE  GRARCIA
----------------------
Luis  De  Grarcia



ACCEPTED AND AGREED AS OF October 4, 2002

/S/  PATRICK  LANNEN
--------------------
Patrick Lannen, President and Chief Executive Officer

EXHIBIT  10.13

CONSULTING  AGREEMENT

October  4,  2002
-----------------

Re:  Consulting  Engagement  For  Mergers  and  Acquisitions

     Agreement between Kleer-Vu Industries, Inc. (the "Company") and Gabriel Marquinez (the "Consultant")

Dear  Mr.  Lannen:

This letter is to confirm the terms of my engagement as an independent consultant ("Consultant") to Kleer-Vu Industries, Inc. (the "Company"). We are engaged to assist the Company advertising and marketing consulting services.
                     ------------

Term  of  Engagement
--------------------

The term of the engagement shall be for the three (3) month period ending December 31, 2002.
-------------------

Consulting  Fee
---------------

Three hundred thirty three thousand, three hundred thirty-four (3,333,334) shares are being issued to Gabriel Marquinez for advertising and marketing consulting services to be rendered to the Company. The above will be due to us
                                       -----------
unrestricted on the date this agreement is signed. The shares will be forwarded to me as soon as reasonably possible after this date.

Confidentiality
---------------

I agree that during the term of this engagement I will not invest, nor promote the Company's publicly traded shares or participate in any activity that is or
-------
may  be  competitive  with the Company, that might create a conflict of interest
                           -----------
with  the  Company,  or  that otherwise might interfere with the business of the
                                                                             ---
Company,  or  any  affiliate  of  the Company. I also agree that both during the
-------                           -----------
engagement and after the engagement terminates I will neither misuse nor improperly disclose any Confidential Information of the Company that I may have used, acquired or added to while engaged by the Company. "Confidential
                                                    -----------
Information" means and includes confidential or proprietary information or trade secrets that have been developed or used (or will be developed or used) and that cannot be readily obtained by third parties from outside sources. Confidential Information includes, by way of example and without limitation, the following: information regarding assets, investors, customers, employees, contractors, and the industry not generally known to the public; strategies, methods, books, records, and documents; technical information concerning products, equipment, services, and processes; procurement procedures and pricing techniques; the names of and other information concerning customers, investors, and business affiliates (such as contact name, service provided, pricing for that customer, amount of services used, credit and financial data, and/or other information relating to the Company's relationship with that investor or customer); pricing
             -------------
strategies and price curves; plans and strategies for expansion or acquisitions; budgets; investor lists, customers lists; research; weather data; financial and sales data, trading terms; evaluation, opinions, and interpretations of information and data; marketing techniques; prospective investors' names, investors' and customers' names and marks; grids and maps, electronic data bases; models; specifications; computer programs, internal business records; contracts benefiting or obligating the Company; bids or proposals submitted to
                                     -----------
any third party; technologies and methods; training processes; organizational structure; salaries of personnel; payment amounts or rates paid to consultants or other service providers; and other such confidential or proprietary information. We acknowledge that this Confidential information constitutes a valuable, special, and unique asset used by the Company and its subsidiaries and
                                            -----------
affiliates in their business to obtain a competitive advantage over their competitors. We agree that upon termination of this engagement, we will return any and all such confidential information and delete such Confidential Information from any electronic storage devices owned by us (but not computers and storage devices owned by the Company), such as Palm Pilots and notebook
                                  -----------
computers, upon which I may have stored such confidential information. We agree that breach of these covenants not to disclose Confidential Information shall cause immediate and irreparable injury to the Company.
                                                ------------

Indemnity
---------

Each party shall indemnify, defend and hold harmless the other party from any and all liability, loss, claims, lawsuits, damages, injury, costs (including reasonable attorney's fees) or expenses ("Claims") arising out of or incident to the performance or nonperformance of any act or responsibility under this agreement by such indemnifying party; provided that, any indemnity required under this paragraph shall exclude Claims resulting from any consequential, future or speculative damages. Notwithstanding the foregoing provisions of this paragraph, the Company shall indemnify, defend and hold harmless Consultant from
           -----------
any all Claims arising out of or incident to Consultant's actions on behalf of the Company, including attendance at meetings, negotiation and advice, that involve the Company's financial and other related matters.
         --------------

Acceptance
----------

Please indicate your agreement with the terms of this letter by signing one copy in the space provided below and returning it to me.

Sincerely,



/S/  GABRIEL  MARQUINEZ
-----------------------
Gabriel  Marquinez



ACCEPTED AND AGREED AS OF October 4, 2002

/S/  PATRICK  LANNEN
--------------------
Patrick Lannen, President and Chief Executive Officer